SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of Earliest Event Reported):  June 9, 1998
                                                    ------------





                    PREMIER BANCSHARES, INC.
     (Exact name of Registrant as specified in its charter)



     Georgia                          1-12625               58-1793778
(State or other jurisdiction of    (Commission File No.)   (IRS Employer
incorporation or organization)                             Identification No.)







                       2180 Atlanta Plaza
                    950 East Paces Ferry Road
                     Atlanta, Georgia 30326
  (Address of principal executive offices, including zip code)
                         (404) 814-3090
      (Registrant's telephone number, including area code)










ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

      On June 9, 1998, Premier Bancshares, Inc. ("Premier") consummated the acquisition of Lanier Bank & Trust Company ("Lanier"), a Georgia corporation. Pursuant to the Agreement and Plan of Reorganization by and between Premier and Lanier dated December 16, 1997, as amended on January 22, 1998, and the Plan of Merger by and between Premier Bank and Lanier dated December 16, 1997, as amended on January 22, 1998, Lanier was merged with and into Premier Bank. Each outstanding share of Lanier common stock was converted into 1.980 shares of Premier common stock.
In addition, options to purchase Premier common stock were issued in exchange for all outstanding options to purchase Lanier common stock. Approximately 1,702,748 shares of Premier common stock were issued to the shareholders of Lanier. The transaction is valued at approximately $49.4 million based on the shares issued in the acquisition to Lanier shareholders and Premier's recent closing prices on the American Stock Exchange, Inc.

      Based in the Atlanta metropolitan area, Premier is a bank holding company with three subsidiaries: Premier Bank; Premier
Lending Corporation; and The Central and Southern Bank of
Georgia.

      Lanier is a Georgia chartered commercial bank headquartered in Cumming, Georgia.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of Business Acquired

     At the present time, it is impractical to provide the required financial statements for Lanier relative to the Lanier acquisition as required by Article 11 of Regulation S-X and this
Item 7 of Form 8-K. Premier will file such pro forma financial information under cover of a Form 8-K/A as soon as practicable, but not later than August 23, 1998 (60 days after this Report is required to be filed).

     (b)  Pro Forma Financial Information

     At the present time, it is impractical to provide the pro forma financial information relative to the Lanier acquisition as required by Article 11 of Regulation S-X and this Item 7 of Form 8-K. Premier will file such pro forma financial information under cover of a Form 8-K/A as soon as practicable, but not later than August 23, 1998 (60 days after this Report is required to be filed).

     (c)  Exhibits

     2.1 Agreement and Plan of Reorganization dated as of December 16, 1997, by and between Premier and Lanier
(incorporated by reference from Premier's Form S-4 Registration
Statement File No. 333-45601 (included as Appendix A)).

     2.2 First Amendment to Agreement and Plan of Reorganization dated as of January 22, 1998, by and between Premier and Lanier
(incorporated by reference from Premier's Form S-4 Registration
Statement File No. 333-45601 (included as Appendix A)).

     2.3 Plan of Merger dated as of December 16, 1997, by and between Premier Bank and Lanier (incorporated by reference from Premier's Form S-4 Registration Statement File No. 333-45601
(included as Appendix A)).


     2.4  First Amendment to Plan of Merger dated as of January
22, 1998, by and between Premier Bank and Lanier (incorporated by reference from Premier's Form S-4 Registration Statement File No.
333-45601 (included as Appendix A)).

     99.1 Press Release.


                                SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PREMIER BANCSHARES, INC.


Date: June 9, 1998               By:  /s/ Darrell D. Pittard
                                      ----------------------
                                      Darrell D. Pittard
                                      Chairman and Chief Executive Officer